Exhibit 10.16

SEVENTH AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Seventh Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 21st day of June, 2021, by and between SILICON VALLEY BANK (“Bank ”) and OUTBRAIN INC., a Delaware corporation (“Borrower”) whose address is 39 West 13th Street, 3rd Floor, New York, New York 10011.

Recitals

A.           Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of September 15, 2014, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement by and between Borrower and Bank dated as of November 20, 2014, as further amended by that certain Second Amendment to Amended and Restated Loan and Security Agreement by and between Borrower and Bank dated as of January 27, 2016, as further amended by that certain Third Amendment to Amended and Restated Loan and Security Agreement by and between Borrower and Bank dated as of August 25, 2016, as further amended by that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of October 6, 2016, amended by that certain Fifth Amendment to Amended and Restated Loan and Security Agreement, dated as of November 2, 2018, and as further amended by that certain Sixth Amendment to Amended and Restated Loan and Security Agreement, dated as of March 27, 2020 (as amended, and as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.            Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.            Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.           Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.             Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.             Amendments to Loan Agreement.

2.1        Section 6.8(a) (Operating Accounts).     Section 6.8(a) is amended in its entirety and replaced with the following:

“            (a)       Maintain all of Borrower’s, any of its Subsidiaries’ operating accounts, depository accounts and excess cash with Bank or Bank’s Affiliates with the exception of the Offshore Accounts.”

2.2        Section 6.9 (Financial Covenants).     Section 6.9(b) is amended in its entirety and replaced with the following:

              “(b)       EBITDA. Achieve, measured as of the last day of each period set forth below on a trailing six (6) month basis, EBITDA of at least the following amounts:

Period	Minimum EBITDA
June 30, 2021	$14,000,000
September 30, 2021 and thereafter	$11,000,000

For the avoidance of doubt, Bank waives testing of the foregoing covenant for the six (6) month period ending March 30, 2021.”

2.3        Section 13.1 (Definitions).    The following terms and their definitions set forth in Section 13.1 are amended in their entirety and replaced with the following:

“            “Offshore Accounts” are accounts maintained by Borrower’s Subsidiaries outside the United States and United Kingdom with financial institutions other than Bank or Bank’s Affiliates, provided that the maximum balance maintained in such accounts does not exceed the aggregate amount of Forty-Five Million Dollars ($45,000,000.00) at any time.”

2.4         Section 13.1 (Definitions).      The following defined terms set forth in Section 13.1 are deleted in their entirety:

“            “HSBC Accounts” is defined in Section 6.8(a).”

“            “Outbrain UK” means Outbrain UK Ltd., a company organized under the laws of England and Wales, and a wholly-owned Subsidiary of Borrower.”

2.5         Exhibit B (Compliance Certificate).    The Compliance Certificate appearing as Exhibit B to the Loan Agreement is amended in its entirety and replaced with the Compliance Certificate in the form of Schedule 1 attached hereto.

3.             Limitation of Amendments.

3.1        The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2        This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.            Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1        Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2         Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3        The organizational documents, as amended, of Borrower previously delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect, or have otherwise been delivered by Borrower to Bank in connection with this Amendment;

4.4        The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5        The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6        The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7        This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.            Ratification of Intellectual Property Security Agreement. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of November 20, 2014 between Borrower and Bank, as supplemented by that certain First Supplement to Intellectual Property Security Agreement between Borrower and Bank dated as of January 27, 2016, as further supplemented by that certain Second Supplement to Intellectual Property Security Agreement between Borrower and Bank dated as of August 9, 2016, as further supplemented by that certain Third Supplement to Intellectual Property Security Agreement between Borrower and Bank dated as of April 24, 2020, and as further supplemented by that certain Fourth Supplement to Intellectual Property Security Agreement between Borrower and Bank dated as of the date hereof (as supplemented, the “Intellectual Property Security Agreement”) and acknowledges, confirms and agrees that said Intellectual Property Security Agreement (a) contains an accurate and complete listing of all Intellectual Property Collateral, as defined in said Intellectual Property Security Agreement, except for such additional Intellectual Property Collateral set forth in the Updated Perfection Certificate and (b) shall remain in full force and effect.

6.            Perfection Certificate. Attached as Schedule 2 hereto is an updated Perfection Certificate (the “Updated Perfection Certificate”). Borrower agrees that all references in the Loan Agreement to “Perfection Certificate” shall hereinafter be deemed to be a reference to the Updated Perfection Certificate.

7.            Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

8.             Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Each party hereto may execute this Amendment by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof.

9.             Effectiveness. As a condition precedent to the effectiveness of this Amendment (the “Seventh Amendment Effective Date”) and the Bank’s obligation to make further Advances under the Revolving Line, the Bank shall have received the following documents prior to or concurrently with this Amendment, each in form and substance acceptable to Bank:

9.1	this Amendment duly executed by each party hereto;

9.2          a good standing certificate of Borrower, certified by the Secretary of State of the state of incorporation of Borrower, dated as of a date no earlier than thirty (30) days prior to the Seventh Amendment Effective Date;

9.3         certified copies, dated as of a recent date, of financing statement searches of Borrower, as Bank may request and which shall be obtained by Bank, accompanied by written evidence (including any UCC termination statements) that the Liens revealed in any such search either (i) will be terminated prior to or in connection with the Agreement, or (ii) in the sole discretion of Bank, will constitute Permitted Liens;

9.4         the Updated Perfection Certificate;

9.5         Borrower’s payment of Bank’s legal fees and expenses incurred in connection with this Amendment;

9.6         evidence satisfactory to Bank that the insurance policies required for Borrower are in full force and effect, together with appropriate evidence showing lender loss payable, notice of cancellation and additional insured clauses or endorsements in favor of Bank and

9.7         such additional documents as Bank may reasonably request to effectuate the terms of this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		OUTBRAIN INC.

By:		By:
Name:	Dylan Wong	Name:	Barry Schofield
Title:	Vice President	Title:	Vice President, Corporate Finance & Treasurer

	EXHIBIT B	Schedule 1 to Seventh Amendment

COMPLIANCE CERTIFICATE
TO:	SILICON VALLEY BANK	Date:
FROM:	OUTBRAIN INC.

The undersigned, in his or her capacity as authorized officer of Outbrain Inc. (“Borrower”) and not in her or her individual capacity certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”): (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements with	Monthly within 30 days	Yes	No
Compliance Certificate
Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes	No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes	No
A/R & A/P Agings	Monthly within 30 days	Yes	No
Borrowing Base Reports	Monthly within 7 Business Days and with each request for an Advance	Yes	No
Projections	FYE within 30 days	Yes	No
409A Report	As completed, but at least annually	Yes	No
Capitalization Table	As updated, but at least annually	Yes	No
The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None).

Financial Covenants	Required	Actual	Complies

Maintain as indicated:
Liquidity Ratio	1.15:1.00	_____:1.00	Yes No
EBITDA	*	$_____	Yes No

*See Section 6.9(b)

Streamline Period		Applies

Liquidity Ratio > 1.75:1.00 or	Prime + 0.25%	Yes No
Uncapped Availability Ratio > 1.50:1.00
Liquidity Ratio ≤ 1.75:1.00 and	Prime + 0.75%	Yes No
Uncapped Availability Ratio < 1.50:1.00

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

OUTBRAIN INC.	BANK USE ONLY

Received by:
By:		AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
AUTHORIZED SIGNER
Date:

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

I.       Liquidity Ratio (Section 6.9(a))

Required:	Maintain at all times, to be certified to Bank as of the last day of each month, a Liquidity Ratio of greater than 1.15 to 1.00. In connection therewith, Borrower shall also comply with the requirement set forth in the definition of Quick Assets.

Actual:

A.	Aggregate value of Borrower’s unrestricted and unencumbered cash	$
B.	Aggregate value of Borrower’s net billed accounts receivable, determined according to GAAP	$
C.	Quick Assets (the sum of lines A and B)	$
D.	Aggregate value of accounts payable of Borrower	$
E.	Aggregate value of traffic acquisition cost accruals	$
F.	Line C minus line D minus line E	$
G.	Aggregate value of all Obligations	$
H.	Liquidity Ratio (line E divided by line G)

Is line H greater than 1.15:1:00?

No, not in compliance	Yes, in compliance

Is the unrestricted and unencumbered cash of Borrower in Deposit Accounts at Bank equal to or greater than $12,500,000?

No, not in compliance	Yes, in compliance

II.       EBITDA (Section 6.9(b))

Required:	Achieve, measured as of the last day of each period set forth below on a trailing six (6) month basis, EBITDA of at least the following amounts:

Period	Minimum EBITDA
June 30, 2021	$14,000,000
September 30, 2021 and thereafter	$11,000,000

Actual: all amounts measured on a trailing six (6) month basis:

A.	Net Income of Borrower		$

B.	To the extent included in the determination of Net Income:

	1.	Interest Expense	$

	2.	Depreciation expense	$

	3.	Amortization expense	$

	4.	To the extent deducted in the calculation of Net Income, federal, state and local income taxes, whether paid, payable or accrued	$

	5.	Non-cash expenses reflected in Net Income in an amount not to exceed $2,500,000 in any fiscal year	$

	6.	Non-cash stock compensation expense	$

	7.	Non-recurring add-backs in an amount not to exceed $2,500,000 in any fiscal year	$

	8.	Other add-backs to EBITDA approved by Bank on a case-by-case basis in its sole discretion (including non-recurring deal related costs, such approval not to be unreasonably withheld)	$

	9.	The sum of lines 1 through 8	$

C.	EBITDA (line A plus line B.9)

Is line C at least (loss not worse than) $_________________?

No, not in compliance	Yes, in compliance

III.	Streamline Period (Liquidity Ratio or Uncapped Availability Ratio)

Was the Liquidity Ratio set forth in line H above greater than 1.75:1:00 for each consecutive day in the immediately preceding calendar month?

No, not in Streamline Period	Yes, in Streamline Period

Uncapped Availability Ratio:

A.	Borrowing Base	$

B.	Aggregate value of all Obligations of Borrower to Bank including the amount of all outstanding Letters of Credit, but excluding all Obligations under the Mezzanine Loan Agreement	$

C.	Uncapped Availability Ratio (line A divided by line B)

Was the Uncapped Availability Ratio set forth in line C above greater than 1.50:1:00 for each consecutive day in the immediately preceding calendar month?

No, not in Streamline Period	Yes, in Streamline Period

Schedule 2 to Seventh Amendment

Updated Perfection Certificate

(Attached.)

To: Silicon Valley Bank	Perfection Certificate

Notes:

1.	This is a form designed to be completed in Microsoft Word.

2.	If there is not enough space for your answer, use the continuation sheet at the end of this form or attach a separate Word document with the additional information.

3.	When completed, submit this form by e-mail or fax to Silicon Valley Bank. Please also print this form and submit a hard copy signed by an officer of the Company.

4.	This completed and executed certificate is a condition to closing and funding the loan. Information contained herein may have an impact on the drafting of the loan documents. The sooner this completed certificate is received by Silicon Valley Bank, the more likely it is that the transaction can be finalized in a timely manner.

PERFECTION CERTIFICATE

TO:	SILICON VALLEY BANK

The undersigned, the Vice President, Corporate Finance & Treasury of Outbrain Inc. (the “Company”), hereby represents and warrants to you on behalf of the Company as follows:

1.	NAMES OF THE COMPANY

a.            The name of the Company as it appears in its current Articles or Certificate of Incorporation is:

Outbrain Inc.

b.            The federal employer identification number of the Company is:

20 5391629

c.            The Company is formed under the laws of the State of

Delaware

d.            The organizational identification number issued to the Company under its jurisdiction of formation is:

4203949

e.            The Company transacts business in the following states (and/or countries) (list jurisdictions other than jurisdiction of formation):

Throughout the USA and internationally. The Company has offices in: New York, Illinois, California, Brazil, the United Kingdom, Spain, France, Germany, Italy, Israel, Slovenia, Netherlands, Belgium, Singapore, Japan and Australia. The Company’s data centers are located in: New Jersey, Illinois and California, Amsterdam and Singapore.

f.            The Company is duly qualified to transact business as a foreign entity in the following states (and/or countries) (list jurisdictions other than jurisdiction of formation):

The Company is duly qualified to transact business in the following states:

To: Silicon Valley Bank	Perfection Certificate

California
Colorado
Delaware
Georgia
Illinois
Massachusetts
Michigan
Minnesota
North Carolina
Ohio
Texas
Washington
New York
Washington DC
Pennsylvania
Indiana
Rhode Island

g.            Does the Company have any employee(s) performing work in the State of California?

Yes      ☒          No    ☐

h.            The following is a list of all other names (including fictitious names, d/b/a’s, trade names or similar names) currently used by the Company or used within the past five years:

Name	Period of Use	Note whether prior legal name,
fictitious name, d/b/a, trade
name, etc.

N/A

h.            The following are the legal names and jurisdictions of formation of all entities which have been merged into the Company during the past five years:

Legal Name of Merged Entity	Entity Jurisdiction of Formation	Year of Merger
N/A

To: Silicon Valley Bank	Perfection Certificate

i.                The following are the legal names and addresses (including jurisdictions of formation) of all entities from whom the Company has acquired any personal property in a transaction not in the ordinary course of business during the past five years, together with the date of such acquisition and the type of personal property acquired (e.g., equipment, inventory, etc.):

Legal Name	Jurisdiction of Formation / Address	Date of Acquisition	Type of Property

Monitization Advanced	Israel	2018	IP, license to their
Advertising Technologies			AdNgin
Ltd.			technology

Zemanta Holding USA,	Delaware	July 13, 2017
Inc.

Ligatus GmbH	Germany	April 1, 2019

2.	EQUITY-RELATED MATTERS

a.	Is the Company publicly-traded or privately held?

	Public ☐	Private ☑

b.	If public, provide the following information:

Date of Listing	N/A

Exchange (e.g., NASDAQ, NYSE, LSE, etc.)

Ticker/Trading symbol

Tax/Accounting Year

Is the Company current in its SEC and/or other reporting?

Last report filed

c.	If private, attach a current capitalization table as a schedule.

3.	PARENT/SUBSIDIARIES OF THE COMPANY

a.            The legal name of each subsidiary and parent of the Company is as follows. (A “parent” is an entity directly owning more than 50% of the outstanding capital stock of the Company. A “subsidiary” is an entity, 50% or more of the outstanding capital stock of which is directly owned by the Company.)

To: Silicon Valley Bank		Perfection Certificate
Name	Subsidiary/Parent	Fed. Employer ID No.
Outbrain UK Ltd	Sub ☑ Parent ☐
Outbrain Israel Ltd	Sub ☑ Parent ☐
Outbrain Singapore Pty. Ltd	Sub ☑ Parent ☐
Outbrain Australia PTY Ltd	Sub ☑ Parent ☐
Outbrain Monetizacao de Contuedo Ltda	Sub ☑ Parent ☐
Outbrain Japan KK	Sub ☑ Parent ☐
Outbrain Germany Gmbh	Sub ☑ Parent ☐
Outbrain New Zealand Limited	Sub ☑ Parent ☐
Outbrain India Private Limited	Sub ☑ Parent ☐
Outbrain AMC LLC	Sub ☑ Parent ☐
Zemanta Holding USA, Inc.	Sub ☑ Parent ☐
Ligatus GmbH	Sub ☑ Parent ☐
Outbrain Spain S.L. (Spain)	Sub ☑ Parent ☐
Outbrain Italy S.r.l. (Italy)	Sub ☑ Parent ☐
Outbrain Netherlands B.V. (NL)	Sub ☑ Parent ☐
Outbrain Belgium BVBA (BE)	Sub ☑ Parent ☐
Outbrain France SAS (France)	Sub ☑ Parent ☐
New Ottawa, Inc.	Sub ☑ Parent ☐
Ottawa Merger Sub, Inc.	Sub ☑ Parent ☐

b. The following is a list of the respective jurisdictions and dates of formation of the parent and each subsidiary of the Company:

Name	Jurisdiction	Date of Formation
Outbrain Inc.	Delaware, U.S.A.	August 11, 2006
Outbrain UK Ltd	United Kingdom	December 29, 2010
Outbrain Israel Ltd	Israel	September 5, 2006
Outbrain Singapore Pty. Ltd	Singapore	July 10, 2012
Outbrain Australia PTY Ltd	Australia	July 4, 2012
Outbrain Monetizacao de Contuedo Ltda	Brazil	April 18, 2013

To: Silicon Valley Bank		Perfection Certificate
Outbrain Japan KK	Japan	October 3, 2013
Outbrain India Private Limited	India	August 4, 2015
Outbrain Germany Gmbh	Germany	August 1, 2014
Outbrain New Zealand Limited	New Zealand	August 24, 2016
Outbrain AMC LLC	Delaware	September 10, 2015
Zemanta Holding USA, Inc.	Delaware	July 13, 2017
Ligatus GmbH	Germany	April 1, 2019
Outbrain France SAS	France
Outbrain Italy S.r.l.	Italy
Outbrain Netherlands B.V.	Netherlands
Outbrain Belgium BVBA	Belgium
New Ottawa, Inc.	Delaware	September 27, 2019
Ottawa Merger Sub, Inc.	Delaware	September 27, 2019

c. The following is a list of all other names (including fictitious names, d/b/a’s, trade names or similar names) currently used by each subsidiary of the Company or used during the past five years:

Name	Subsidiary
N/A

d. The following are the names of all entities which have been merged into a subsidiary of the Company during the five years:

Name	Subsidiary
Visual Revenue Inc.	Visual Revenue LLC
Zemanta Holding USA, Inc.	Zemanta, Inc.
OBL Inc.; OBL Acquisition Inc.	Ligatus GmbH

e. The following are the names and addresses of all entities from whom each subsidiary of the Company has acquired any personal property in a transaction not in the ordinary course of business during the past five years, together with the date of such acquisition and the type of personal property acquired (e.g., equipment, inventory, etc.):

To: Silicon Valley Bank	Perfection Certificate

Name	Address	Date of	Type of Property	Subsidiary
Acquisition

Zemanta, Inc.	N/A	July 13, 2017	All tangible and intangible property	Zemanta Holding USA, Inc.
Ligatus GmbH	N/A	April 1, 2019	All tangible and intangible property	Ligatus, S.L.U. (Spain);
Ligatus S.r.l. (Italy);
Outbrain Netherlands
B.V. (NL); Outbrain
Belgium BVBA (BE);
Outbrain France SAS (France)

4.           LOCATIONS OF COMPANY AND ITS SUBSIDIARIES

a.        The Company and each of its subsidiaries maintain books or records at the following addresses:

Complete street and mailing address, including county	Name of Company/Subsidiary

Outbrain Inc.
615 South DuPont Highway, Dover, Delaware 19901

Outbrain AMC LLC

Zemanta Holding USA, Inc.

100 New Bridge Street	Outbrain UK Ltd

EC4V 6JA
London, UK

c/o COVISORY C & A LIMITED PARTNERSHIP, 12a Jack	Outbrain New Zealand Ltd

Conway Avenue, Manukau, Auckland, 2104 , New Zealand

Suite 2204 Level 22, 520 Oxford Street, Bondi Junction, NSW, 2022	Outbrain Australia PTY Ltd

30 Cecil Street, #19-08 Prudential Tower, Singapore 049712	Outbrain Singapore Pty. Ltd

To: Silicon Valley Bank	Perfection Certificate

Oberanger 28, 80331 Munich / Germany	Outbrain Germany Gmbh

6 Arye Regev Street, 1st & 2nd Floor, Netanya, Israel 4250213	Outbrain Israel Ltd

1206, Lodha Supremus, Senapati Bapat Marg, Upper Worli, Opp. Lodha	Outbrain India Private Limited
World Tower, Lower Parel West, Mumbai 400013, Maharashtra, India
Outbrain Monetizacao de
Alameda Santos, 2300, suite 11 – part, CEP 01418-200	Contuedo Ltda

Ebisu SA building, 1-20-5 Ebisu nishi, Shibuya-ku, Tokyo	Outbrain Japan KK

Zemanta d.o.o.	Zemanta, Inc.
Celovska 32
SI-1000 Ljubljana
Slovenia

Christophstr. 19, 50670 Koln	Ligatus GmbH

10 rue chaptal, 75009 Paris	Outbrain France SAS

Ronda General Mitre, 28-30, Barcelona	Outbrain Spain S.L.
08017 Barcelona
Spain

Louis Schmidtlaan 87, Etterbeek (1040 Brussel)	Outbrain Belgium BVBA

Corso Magenta 56	Outbrain Italy Srl
Milano (MI),
Cap 20123
Italy

Nieuwezijds Voorburgwal 162, 1012 SJ Amsterdam	Outbrain Netherlands BV

b.          The Company and its subsidiaries own, lease, or occupy real property located at the following addresses and maintain equipment, inventory, or other property at such address:

To: Silicon Valley Bank	Perfection Certificate

Complete street and mailing address, including county	Name of	Equipment/Inventory/other Collateral
Company/Subsidiary

In process of securing new NY office address	Outbrain Inc.	Office furniture & computer equipment

150 North Wacker Drive, Chicago, IL 60606

175 High Holborn, London WC1V 7AA	Outbrain UK Ltd	Office furniture & computer

equipment
Paseo de la Castellana, 43 Madrid, M, 28046, Spain

Oberanger 28, 80331 München

	Ligatus GmbH	Office furniture & computer
10 rue chaptal, 75009 Paris
	(and subsidiaries)	equipment

Christophstr. 19, 50670 Koln

Nieuwezijds Voorburgwal 162, Amsterdam

Louis Schmidtlaan 87 Blvd, 1040, Etterbeek (Belgium)

Via Sant'Antonio 5, 20122 Milano

6 Arye Regev Street, 1st 2nd, and 5th Fl., Netanya, Israel	Outbrain Israel Ltd	Office furniture & computer
4250213		equipment

1 George Street, #10-01, Singapore 049145	Outbrain	Office furniture & computer
	Singapore Pty. Ltd	equipment

N/A	Outbrain India

Private Limited

241 Commonwealth Street, Surry Hills, NSW 2010 (The	Outbrain Australia	Office furniture & computer
Georges – shared space)	PTY Ltd	equipment

N/A	Outbrain

Monetizacao de
Contuedo Ltda

Ebisu SA building, 1-20-5 Ebisu nishi, Shibuya-ku, Tokyo	Outbrain Japan KK	Office furniture & computer equipment

Outbrain Cage IE136 c/o ServerCentral, 2200 Busse	Outbrain Inc.	Data center / serving equipment
Road, Elk Grove Village, IL, 60007

Outbrain / Internap, 1 North Enterprise Ave, Secaucus,
NJ 07094

To: Silicon Valley Bank	Perfection Certificate

Raging Wire Data Centers
1625 National Dr (CA3) Sacramento, CA 95834
Zemanta d.o.o. Celovska 32	Zemanta, Inc.	Office furniture & computer equipment

SI-1000 Ljubljana
Slovenia

Zemanta – Data centers:	Zemanta, Inc.	Data center / serving equipment

Amsterdam AMS-01 Data Center
J.W. Lucasweg 35, 2031 BE Haarlem, The Netherlands

Singapore SIN-01 Data Center, 1 Serangoon North Ave
6, Singapore 554502

c. The following are the names and addresses of all warehousemen, bailees, or other third parties who have possession of any of the Company’s inventory, equipment, or other property or that of its subsidiaries:

Name and complete mailing address of	Description of assets held with third party	Name of
third party	including estimated FMV	Company/Subsidiary

N/A

5.       SPECIAL TYPES OF COLLATERAL

a. The Company and its subsidiaries own (or have any ownership interest in) the following kinds of assets. Overview explanation

Copyrights or copyright applications registered with the U.S. Copyright Office	Yes ☐	No ☑
Software registered with the U.S. Copyright Office	Yes ☐	No ☑
Software not registered with the U.S. Copyright Office	Yes ☐	No ☑
Patents and patent applications	Yes ☑	No ☐
Trademarks or trademark applications (including any service marks, collective marks and certification marks)	Yes ☑	No ☐
Licenses to use trademarks, patents and copyrights of others	Yes ☐	No ☑
Licenses, permits (including environmental), authorizations, or certifications issued by federal, state, or local governments issued to the Company and/or its subsidiaries or with respect to their assets, properties, or businesses	Yes ☐	No ☑

To: Silicon Valley Bank	Perfection Certificate

Stocks, bonds or other securities held by the Company or its subsidiaries in other entities (Company or sub is the stock owner)	Yes ☐	No ☑
Promissory notes, or other instruments or evidence of indebtedness issued in favor of the Company or any of its subsidiaries (Company or sub is the lender)	Yes ☐	No ☑
Leases of equipment, security agreements naming the Company or its subsidiaries as secured party or other chattel paper (Company or sub is the lessor/secured party)	Yes ☑	No ☐
Aircraft	Yes ☐	No ☑
Vessels, Boats or Ships	Yes ☐	No ☑
Railroad Rolling Stock	Yes ☐	No ☑
Motor Vehicles	Yes ☐	No ☑

If the answer is “yes” to any of the above questions, attach a Schedule 5(a) listing each asset owned by the Company and/or its subsidiaries (separately identified and scheduled for each entity) and identifying which party owns the asset, the relevant jurisdiction (such as IP registered in non-U.S. jurisdictions or the jurisdiction under which a motor vehicle is registered), each registration, application, or other identification number, and all other relevant information. In the cases of licenses, include the relevant parties and the specific property being licensed, and, if any licenses are material to the Company’s and/or any of its subsidiaries’ business, provide copies of such licenses.

b. The following are all banks, brokerages, or financial institutions at which the Company and its subsidiaries maintain deposit or securities accounts:

Institution Name and Address	Account Number	Average Monthly	Name of Account Owner
		Balance in Account
Silicon Valley Bank 3003 Tasman Drive, Santa Clara, CA 95054	3300992448	$563 USD	Outbrain Inc.
	6600000031	$68,304,190 USD
	3301163387	ZBA
	00500009274	$ 368,025 AUD
	00500009240	$682,714 SGD
	0050009255	ILS 1,000,054
	00500009289	$196,557 CAD
	0500138806	$432 Euro
	0050030856	$76,069 NZD
HSBC	84028820	€12,127	Outbrain UK Ltd
133 Regent Street, UK W1B 4HX, UK	189/8843/005	€187,331
	84028839	€0
	74400725	€346,495

To: Silicon Valley Bank	Perfection Certificate

	71478822	€15,027,954
	73930660	€ 7,733
	73930679	€ 92,176
	74201124	£ 855,060
	84966414	€ 38,731
	71481369	$3,627,028 USD
Leumi Bank 10 arie shenkar st. herzelia pitha, Israel	744-111100/30	ILS 11,125,043	Outbrain Israel Ltd
		USD 288,022
HSBC Level 32, 580 George Street, Sydney NSW 2000, Australia	011-472891-001	$158,752 AUD	Outbrain Australia PTY Ltd
	011-472891-091	$0 USD

OCBC	641795349001	$157,041 SGD	Outbrain Singapore Pty. Ltd
65 Chulia St. Singapore	503134744301	$0 USD
Shinsei Bank	4006398575	663,535,419 JPY	Outbrain Japan KK
4-3, 2 chrome, Muromachi,
Nihombashi, Chuo-ku, Tokyo 103-8303	4006491641	$1,081 USD
Banco Itau Av. Jardim Japao, 1420 Jardim Brasil, Sao Paulo - SP	61895-6	BRL 4,156,027	Outbrain Monetizacao de Contuedo Ltda

HSBC Trinkaus & Burkhardt AG Königsallee 21/23 40212 Düsseldorf Germany	1/4009/019	€ 13,016	Outbrain Germany Gmbh
Axis Bank Block No 3.Ground Floor, 120,Dinshaw Vachha Road Opp K.C.College, Churchgate Mumbai 400020	917020063559067	INR 51,839,589	Outbrain India
UniCredit Banka Slovenija Smartinska 140 SI 1000 Ljubjana	SI56 2900 00050148 954	€ 107,424	Zemanta d.o.o
Silicon Valley Bank	3300961446	$2,594,460 USD	Outbrain Inc (Zemanta)
3003 Tasman Drive,	3301299706	ZBA
Santa Clara, CA 95054	3301140229	$1,316 USD
	0050030860	0 AUD
	0500263809	366,228 Euro
Deutsche Bank Alter Wall 53 Street 20457 Hamburg	20070000/03019860000	€ 121,259	Ligatus GmbH
Deutsche Bank Sussrsale de Paris 23-25 Avene Franklin Roosevelt Paris 75008	10510092002	€76,334	Outbrain France SAS

To: Silicon Valley Bank	Perfection Certificate

Deutsche Bank Via Flippo Turati 25-27 Milan, Italy 20121	460770152	€627	Ligatus S.R.L
Deutsche Bank Bijkantoor Brussel/Succ.de Bruxelles Marnixlaan 13-15 Av. Marnix B-1000 Brussel/Burxelles	BE85826000600306	€17,255	Outbrain Belgium BVBA
Deutsche Bank Paseo de la Castellana, 18 28046 Madrid	00190030614010220115	€17,142	Ligatus SL

ING	652280420	€24,083	Outbrain Netherlands B.V.
Antwoordnummer 6135
8900VC Leeuwarden, Netherlands
Wells Fargo Bank 420 Montgomery Street, San Francisco, CA	4122526254 7775024156 7775033793 7770798184 7770811508 7770801202 4122526254 7775018570 4122526254	0.22 (SGD) 0.08 (AUD) 0.00 (CAD) 0.18 (ILS) 0.00 (INR) 0.55 (NZD) 0.25 (USD) 0.21 (Zemanta) 0.19 (Zemanta)	Outbrain Inc and Zemanta Inc where noted (accounts only used for Tipalti)

Offshore Limit: 45,000,000 (Total USD 36M)

c.             The following is a list of all payment transmitters or services (including, but not limited to: PayPal, Stripe, Square, Dwolla, Bitcoin, or similar services) at or through which the Company and/or its subsidiaries hold, deposit, or transmit funds:

Name of	Name of Payment	Type of		Average Monthly Balance
Company/Subsidiary	Transmitter/Service	Account	Account ID/Name	in Account
N/A

d.      Does or is it contemplated that the Company will regularly receive letters of credit from customers or other third parties to secure payments of sums owed to the Company? The following is a list of letters of credit naming the Company as “beneficiary” thereunder:

LC Number	Name of LC Issuer	LC Applicant
N/A

6.     DEBT/ENCUMBRANCES

a.     The Company and its subsidiaries have the following outstanding debt for money borrowed (whether or not convertible) (please attach copies of all instruments evidencing the debt):

Name and Address of Lender	Original Principal	Maturity Date	Secured/Unsecured (if
	Amount/ Principal		secured, complete 6(b))
Outstanding
Silicon Valley Bank	0.00	November 2, 2021	Secured
3003 Tasman Drive; Santa Clara,
CA 95054

Dell Financial Services	$4.2M	Various (3 year	Secured
One Dell Way Round Rock, TX		lease terms)

To: Silicon Valley Bank	Perfection Certificate

Do not list debt that is to be repaid prior to or concurrently with the SVB loan.

b.       The Company’s and its subsidiaries’ properties are subject to the following liens or encumbrances:

Description of Property Encumbered
Name of Holder of Lien/Encumbrance		Name of Company/Subsidiary

Spansion Israel Ltd.	Lien on rent deposit	Outbrain Israel LTD

The New School	LOC issued by SVB $1,150,000 re: year of	Outbrain Inc.
rent

SVF North Wacker Chicago	LOC issued by SVB $19,521 for Chicago	Outbrain Inc.
office

HSBC	Bank Guarantee for €346,333 for German	Outbrain UK Ltd.
and French offices

Dell Financial Services	Data center equipment	Outbrain Inc.

Do not list liens that are to be terminated prior to or concurrently with the SVB loan.

7.       GOVERNMENT REGULATION

The Company and its subsidiaries are subject to regulation by the following federal, state or local government entity or any department, agency, or instrumentality thereof:

Name of Regulatory Entity	Description of Regulation	Company/Subsidiary

N/A

To: Silicon Valley Bank	Perfection Certificate

8.       LITIGATION

a. The following is a complete list of pending and threatened litigation or claims involving amounts claimed against the Company in an indefinite amount or in excess of $50,000 in each case:

1. On April 18, 2019, an Application For The Approval of a Class Action Lawsuit (“Application”) was filed against, inter alia, Outbrain Inc. and Outbrain Israel Ltd., with the District Court of Tel Aviv – Jaffa in Israel, alleging violations of Israel's Consumer Protection Law. The claim is on account of advertising on publishers sites, which the plaintiffs allege is not sufficiently labeled to allow the reader to distinguish between articles (editorial) and promotional content. As of the date of this report, the litigation is in preliminary stages and we are therefore unable to reasonably estimate the possible loss or range of loss, if any.

2. On April 29, 2021, we were notified that the Antitrust Division of the U.S. Department of Justice (“DOJ”) is conducting a criminal investigation into the hiring activities in our industry that includes us. Though the subpoena indicated a May 27, 2021 production date, Outbrain’s attorneys Wilson Sonsini have had several meetings with the DOJ and are mutually agreeing on the timing and priority of document production to facilitate the DOJ’s investigation. The Company is unable at this time to express any opinion as to the outcome of this matter or as to the possible range of loss, if any.

b. The following are the only claims which the Company has against others (other than claims on accounts receivable), which the Company is asserting or intends to assert, and in which the potential recovery exceeds $50,000:

(see above)

9.         TAXES

The following taxes are currently outstanding and unpaid:

Assessing Authority	Amount and Description

None	n/a

10.       INSURANCE BROKER

The following broker handles the Company’s property and liability insurance:

Broker	Contact	Telephone	Fax	Email

Rollins Insurance /	John P. Moccia	914-406-8314	914-337-1596	jmoccia@bbinsy.com
Brown & Brown
of NY, Inc.

To: Silicon Valley Bank	Perfection Certificate

11.          OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES

The following are the names and titles of the officers of the Company and its subsidiaries.

Office/Title		Name of Officer	Name of Company/Subsidiary
Co-CEO		Yaron Galai	Outbrain Inc.

Co-CEO		David Kostman	Outbrain Inc.

CFO		Elise Garafalo	Outbrain Inc.

CTO		Ori Lahav	Outbrain Inc.

Head of Staff		Daphna Michaeli	Outbrain Inc.

CIO		Yossi Amara	Outbrain Inc.

CRO		Eytan Galai	Outbrain Inc.

Outbrain UK Ltd

Outbrain Israel Ltd

Outbrain Singapore Pty. Ltd

Outbrain Australia PTY Ltd

Outbrain Monetizacao de Contuedo Ltda
N/A – No officers
Outbrain Japan KK

Outbrain India Private Limited

Outbrain New Zealand Ltd

Outbrain Germany Gmbh

Outbrain AMC LLC

Zemanta Holding USA, Inc.

Ligatus GmbH and subsidiaries

12.       IRS FORM W9

The Company’s completed and executed IRS Form W9 is attached hereto as Exhibit A.

13.       LEGAL COUNSEL

The following attorney(s) will represent the Company in connection with the loan documents:

Name of Attorney	Name of law firm /	Telephone	Fax	Email
	address

Miriam Cohen	Loeb & Loeb LLP	212-407-4103	646.417.7487	mcohen@loeb.com

To: Silicon Valley Bank	Perfection Certificate

14.	BENEFICIAL OWNERSHIP INFORMATION

a. Is the Company any of the following:

(i)	a public company or an issuer of securities that are registered with the Securities and Exchange Commission under Section 12 of the Securities Exchange Act of 1934 or that is required to file reports under Section 15(d) of that Act;

(ii)	an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940;

(iii)	an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940; or

(iv)	a pooled investment vehicle operated or advised by a regulated financial institution (including an SEC-registered investment adviser)?

Yes   ☐    No     ☒

If yes, no further information is required for Sections 14(b), 14(c) or 14(d) below. If no, continue to Section 14(b).

b. Is the Company a pooled investment vehicle that is not operated or advised by a regulated financial institution?

Yes   ☐    No     ☒

If yes, skip to Section 14(d) below. If no, continue to Section 14(c).

c. Does any individual, directly or indirectly (for example, if applicable, through such individual’s equity interests in the Company’s parent entity), through any contract, arrangement, understanding, relationship or otherwise, own 25% or more of the equity interests of the Company:

Yes   ☐    No     ☒

If yes, complete the following information. If no, continue to Section 14(d) below.

	Name	Date of birth	Residential	For US Persons,	For Non-US	Percentage
			address	Social Security	Persons: Type of	of
				Number:	ID, ID number,	ownership
country of
				(non-US	issuance,	(if indirect
				persons should	expiration date	ownership,
				provide SSN if		explain
				available)		structure)

1

2

3

4

To: Silicon Valley Bank	Perfection Certificate

d. Identify one individual with significant responsibility for managing the Company, i.e., an executive officer or senior manager (e.g., Chief Executive Officer, President, Vice President, Chief Financial Officer, Treasurer, Chief Operating Officer, Managing Member or General Partner) or any other individual who regularly performs similar functions. If appropriate, an individual listed in Section 14(c) above may also be listed here.

	Name	Date of birth	Residential	For US Persons, Social	For Non-US Persons:
			address	Security Number:	Type of ID, ID
number, country of
				(non-US persons should	issuance, expiration
				provide SSN if available)	date

1	David Kostman (Co-	12/31/1964	62 Beach	###-##-####
	CEO)		Street, Apt 3D
			New York NY	US Citizen
10013

The Company acknowledges that SVB’s acceptance of this Perfection Certificate and any continuation pages does not imply any commitment on SVB’s part to enter into a loan transaction with the Company, and that any such commitment may only be made by an express written loan commitment, signed by one of SVB’s authorized officers

The undersigned hereby certifies, to the best of his or her knowledge, that the information set out in this Perfection Certificate is true, complete and correct.

Date:	June 21, 2021

By:

		Name:	Barry Schofield
		Its:	Vice President,
Corporate Finance & Treasury

		E-mail:	bschofield@outbrain.com
		Phone:	646-586-8957
Fax:

To: Silicon Valley Bank	Perfection Certificate

Continuation Page—Additional Information

OUTBRAIN CAP TABLE

Period End	31-May-21
Total Authorized	110,812,435	7,065,907	14,565,760	6,477,447	5,735,026	1,080,197	5,343,425	5,666,172	1,269,223
Stockholders	Common Stock	Series A	Series B	Series C	Series D	Series E	Series F	Series G	Series H	Total Preferred Stock	Total	% Outstanding Shares Ownership	% Fully Diluted Ownership
Early Common Stockholders	4,034,620	-	-	-	-	-	-	-		-	4,034,620	5.25%	4.30%
										-
Early Preferred Stockholders	7,174,385	742,836	862,645	798,529	35,350	-	119,269	385,300	-	2,943,929	10,118,314	13.16%	10.79%
Venture Capital Groups and Other Preferred Stockholders										-
										-
Marshfield Advisers, LLC								1,699,851		1,699,851	1,699,851	2.21%	1.81%
MTS Investments Inc.	343,056	-	-	83,645	-	-	100,000	-		183,645	526,701	0.68%	0.56%
Provident Fund of the Employees of the Hebrew University of
Jerusalem Ltd.	343,056	95,285	-	106,879	-	-	-	-		202,164	545,220	0.71%	0.58%
Startify A.S. (1992) Ltd. (fka Sigma Investments (1992) Ltd.)	74,517	-	-	-	-	-	-	-		-	74,517	0.10%	0.08%
Viola Ventures, III L.P.	-	-	7,282,880	1,784,105	814,239	-	298,174	566,617		10,746,015	10,746,015	13.97%	11.46%
Gemini	914,815	2,834,053	2,603,211	1,589,920	-	-	372,717	-		7,399,901	8,314,716	10.81%	8.87%
Harbourvest	-	-	-	-	-	-	2,415,207	-		2,415,207	2,415,207	3.14%	2.58%
Index	649,548	279,840	-	-	2,931,262	-	298,174	-		3,509,276	4,158,824	5.41%	4.44%
LSVP VII, L.P.	914,815	3,113,893	2,603,211	1,624,637	1,954,175	-	447,261	-		9,743,177	10,657,992	13.86%	11.37%
RH Internet II LLC	-	-	1,213,813	489,732	-	-	596,347	-		2,299,892	2,299,892	2.99%	2.45%
Susquehanna Growth Equity Fund IV, LLLP	-	-	-	-	-	-	-	1,903,821		1,903,821	1,903,821	2.48%	2.03%
Vintage	100,000	-	-	-	-	-	670,891	566,617		1,237,508	1,337,508	1.74%	1.43%
Nikkei Inc.	-	-	-	-	-	-	-	113,323		113,323	113,323	0.15%	0.12%
Dentsu Inc	-	-	-	-	-	-	-	296,684		296,684	296,684	0.39%	0.32%
										-
Visual Revenue Stockholders (Acquisition)	65,208		-	-	-	1,080,197	-	-		1,080,197	1,145,405	1.49%	1.22%

										-
Revee Stockholders (Acquisition)	532,713	-	-	-	-	-	-	-		-	532,713	0.69%	0.57%
										-
Zemanta Stockholders (Acquisition)	-	-	-	-	-	-	-	-	1,211,912	1,211,912	1,211,912	1.58%	1.29%
										-
Gruner + Jahr GmbH (Acquisition)	6,125,404	-	-	-	-	-	-	-	-	-	6,125,404	7.97%	6.53%
										-
Monetization Advanced Technologies LTD (Adngin) (Acquisition)		-							22,664	22,664	22,664	0.03%	0.02%
										-
										-
Current and Former Employees	8,617,604	-	-	-	-	-	-	-		-	8,617,604	11.21%	9.19%
										-
Common Stock and Preferred Stock	29,889,741	7,065,907	14,565,760	6,477,447	5,735,026	1,080,197	5,318,040	5,532,213	1,234,576	47,009,166	76,898,907	100.00%	82.01%
Stock Options Outstanding											8,281,458		8.83%
Warrants											1,055,852		1.13%
Stock Awards, RSAs, RSUs Unvested											6,569,962		7.01%
SARs											5,764		0.01%
Shares Available for Issuance Under Option Plan											954,438		1.02%

Grand Total	29,889,741	7,065,907	14,565,760	6,477,447	5,735,026	1,080,197	5,318,040	5,532,213	1,234,576	47,009,166	93,766,381	100.00%	100.00%

OUTBRAIN, INC’S ACTIVE TRADEMARK/SERVICE MARK APPLICATIONS/REGISTRATIONS WORLDWIDE

(STATUS AS OF 03/26/2020)

	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
1.		Argentina	Registered	3346871	15-Aug-2014	2750376	09-Jul-2015	9
	Amelia Face Logo
2.		Argentina	Registered	3346872	15-Aug-2014	2750377	09-Jul-2015	35
	Amelia Face Logo
3.		Australia	Registered	1641207	15-Aug-2014	1641207	10-Dec-2014	9, 35
	Amelia Face Logo
4.		Brazil	Registered	908137680	18-Aug-2014	908137680	21-Feb-2017	9
	Amelia Face Logo
5.		Brazil	Registered	908137761	18-Aug-2014	908137761	21-Feb-2017	35
	Amelia Face Logo
6.		Canada	Registered	1689804	15-Aug-2014	TMA951429	05-Oct-2016	9, 35
	Amelia Face Logo
7.		China	Registered	15172024	18-Aug-2014	15172024	07-Oct-2015	35
	Amelia Face Logo
8.		China	Registered	17237263	18-Jun-2015	17237263	28-Aug-2016	42
	Amelia Face Logo
9.		Costa Rica	Registered	2014007074	19-Aug-2014	240557	09-Jan-2015	9, 35
	Amelia Face Logo
10.		European	Registered	13175823	15-Aug-2014	13175823	18-Mar-2015	9, 35,
	Amelia Face Logo	Union						42
11.		Hong Kong	Registered	303102948	15-Aug-2014	303102948	24-Apr-2015	9, 35
	Amelia Face Logo
12.		Israel	Registered	271121	30-Dec-2014	271121	02-Jan-2017	9, 35
	Amelia Face Logo
13.		Japan	Registered	691492014	18-Aug-2014	5761919	01-May-2015	9, 35
	Amelia Face Logo
14.		Mexico	Registered	1517096	15-Aug-2014	1496202	14-Nov-2014	9
	Amelia Face Logo
15.		Mexico	Registered	1517095	15-Aug-2014	1496201	14-Nov-2014	35
	Amelia Face Logo
16.		Singapore	Registered	T1413031C	15-Aug-2014	T1413031C	26-Feb-2016	9, 35
	Amelia Face Logo
17.		So. Korea	Registered	4520140006472	18-Aug-2014	4556340	20-May-2015	9, 35
	Amelia Face Logo
18.		South Africa	Registered	201421736	15-Aug-2014	201421736	09-Feb-2017	9
	Amelia Face Logo
19.		South Africa	Registered	201421737	15-Aug-2014	201421737	09-Feb-2017	35
	Amelia Face Logo
20.		U.S.	Registered	86256857	18-Apr-2014	4767037	07-Jul-2015	35
	Amelia Face Logo
21.	OUTBRAIN	Argentina	Registered	3087666	17-May-2011	3087666	29-Aug-2014	9
22.	OUTBRAIN	Argentina	Registered	3087667	17-May-2011	2521989	29-Aug-2012	35
23.	OUTBRAIN	Australia	Registered	1459321	10-Nov-2011	1459321	4-Dec-2013	9, 35
24.	OUTBRAIN	Brazil	Registered	831116641	13-Jul-2011	831116641	29-Oct-2014	9
25.	OUTBRAIN	Brazil	Registered	831029811	16-May-2011	831029811	19-Aug-2014	35
26.	OUTBRAIN	Brazil	Registered	831116633	13-Jul-2011	831116633	29-Oct-2014	35
27.	OUTBRAIN	Canada	Registered	1528118	17-May-2011	TMA883849	12-Aug-2014	9, 35
28.	OUTBRAIN	China	Registered	10221726	23-Nov-2011	10221726	28-Jan-2013	9
29.	OUTBRAIN	China	Registered	9474161	17-May-2011	9474161	07-Aug-2012	35
30.	OUTBRAIN	China	Registered	9474168	17-May-2011	9474168	14-Aug-2012	35
31.	OUTBRAIN	Costa Rica	Registered	2011012378	15-Dec-2011	218873	28-May-2012	35
32.	OUTBRAIN	Costa Rica	Registered	2011007934	18-Aug-2011	217902	26-Apr-2012	9, 35
33.	OUTBRAIN	European	Registered	10197812	16-Aug-2011	10197812	29-Mar-2012	9, 35,
		Union						42
34.	OUTBRAIN	Hong Kong	Registered	301919025	17-May-2011	301919025	30-Apr-2012	9, 35
35.	OUTBRAIN	India	Registered	2144776	16-May-2011	2144776	08-Sep-2017	9
36.	OUTBRAIN	India	Registered	2144775	16-May-2011	2144775	14-Apr-2018	35
37.	OUTBRAIN	India	Registered	2144777	16-May-2011	2144777	20-Oct-2017	35
38.	OUTBRAIN	Israel	Registered	271120	30-Dec-2014	271120	05-May-2016	9, 35
39.	OUTBRAIN	Japan	Registered	331602011	16-May-2011	5555557	8-Feb-2013	9, 35
40.	OUTBRAIN	Mexico	Registered	1178692	17-May-2011	1259647	10-Feb-2012	9
41.	OUTBRAIN	Mexico	Registered	1178685	17-May-2011	1178685	10-Jan-2012	35
42.	OUTBRAIN	Mexico	Registered	1178689	17-May-2011	1261913	23-Jan-2012	35

	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
43.	OUTBRAIN	Singapore	Registered	T1106400Z	16-May-2011	T1106400Z	16-May-2013	9, 35
44.	OUTBRAIN	So. Korea	Registered	4520110002052	16-May-2011	450042963	3-Jan-2013	9, 35
45.	OUTBRAIN	South Africa	Registered	201128578	09-Nov-2011	201125878	2-Apr-2014	9
46.	OUTBRAIN	South Africa	Registered	201128579	09-Nov-2011	201128579	2-Apr-2014	35
47.	OUTBRAIN	U.S.	Registered	85317579	10-May-2011	4070711	13-Dec-2011	9
48.	OUTBRAIN	U.S.	Registered	85179286	17-Nov-2010	4287469	12-Feb-2013	35
49.	OUTBRAIN	U.S.	Registered	85317587	10-May-2011	4287520	12-Feb-2013	35
50.	OUTBRAIN in Hebrew	Israel	Registered	281193	23-Dec-2015	281193	04-Sep-2018	9, 35

51.	OUTBRAIN with	Argentina	Registered	3346869	15-Aug-2014	2750374	09-Jul-2015	9
	Amelia Face Logo

52.	OUTBRAIN with	Argentina	Registered	3346870	15-Aug-2014	2750375	09-Jul-2015	35
	Amelia Face Logo

53.	OUTBRAIN with	Australia	Registered	1641205	15-Aug-2014	1641205	10-Dec-2014	9, 35
	Amelia Face Logo

54.	OUTBRAIN with	Brazil	Registered	908137567	18-Aug-2014	908137567	21-Feb-2017	9
	Amelia Face Logo

55.	OUTBRAIN with	Brazil	Registered	908137648	18-Aug-2014	908137648	21-Feb-2017	35
	Amelia Face Logo

56.	OUTBRAIN with	Canada	Registered	1689803	15-Aug-2014	TMA951426	05-Oct-2016	9, 35
	Amelia Face Logo

57.	OUTBRAIN with	China	Registered	15172026	18-Aug-2014	15172026	07-Oct-2015	35
	Amelia Face Logo

58.	OUTBRAIN with	China	Registered	17237261	18-Jun-2015	17237261	28-Aug-2016	42
	Amelia Face Logo

59.	OUTBRAIN with	Costa Rica	Registered	20140007075	19-Aug-2014	240557	09-Jan-2015	9, 35
	Amelia Face Logo

60.	OUTBRAIN with	European	Registered	13175773	15-Aug-2014	13175773	19-Mar-2015	9, 35,
	Amelia Face Logo	Union						42

61.	OUTBRAIN with	Hong Kong	Registered	303102957	15-Aug-2014	303102957	24-Apr-2015	9, 35
	Amelia Face Logo

62.	OUTBRAIN with	India	Registered	2794731	21-Aug-2014	2794731	30-Sep-2017	9, 35
	Amelia Face Logo

63.	OUTBRAIN with	Israel	Registered	271119	30-Dec-2014	271119	02-Jan-2017	9, 35
	Amelia Face Logo

64.	OUTBRAIN with	Japan	Registered	691482014	18-Aug-2014	5761918	01-May-2015	9, 35
	Amelia Face Logo

65.	OUTBRAIN with	Mexico	Registered	1517098	15-Aug-2014	1502114	10-Dec-2014	9
	Amelia Face Logo

	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
66.	OUTBRAIN with	Mexico	Registered	1517097	15-Aug-2014	1502113	10-Dec-2014	35
	Amelia Face Logo

67.	OUTBRAIN with	Singapore	Registered	T1413030E	15-Aug-2014	T1413030E	26-Feb-2016	9, 35
	Amelia Face Logo

68.	OUTBRAIN with	So. Korea	Registered	4520140006471	18-Aug-2014	4556341	20-May-2015	9, 35
	Amelia Face Logo

69.	OUTBRAIN with	South Africa	Registered	201421733	15-Aug-2014	201421733	09-Feb-2017	9
	Amelia Face Logo

70.	OUTBRAIN with	South Africa	Registered	201421734	15-Aug-2014	201421734	09-Feb-2017	35
	Amelia Face Logo

71.	OUTBRAIN with	U.S.	Registered	86256859	19-Apr-2014	4767038	07-Jul-2015	35
	Amelia Face Logo

72.	RECOMMENDED BY with	Australia	Registered	1658565	15-Nov-2014	1658565	12-Jun-2015	9, 35
	Amelia Face Logo

73.	RECOMMENDED BY with	Brazil	Registered	908606354	17-Nov-2014	908606354	16-May-2017	9
	Amelia Face Logo

74.	RECOMMENDED BY with	Brazil	Registered	908606486	17-Nov-2014	908606486	10-Apr-2018	35
	Amelia Face Logo

75.	RECOMMENDED BY with	Canada	Registered	1702831	14-Nov-2014	TMA1001431	24-Jul-2018	9, 35
	Amelia Face Logo

76.	RECOMMENDED BY with	Canada	Registered	1702831	14-Nov-2014	TMA1001431	24-Jul-2018	9, 35
	Amelia Face Logo

77.	RECOMMENDED BY with	China	Registered	16935305	13-May-2015	16935305	14-Jul-2016	35
	Amelia Face Logo

78.	RECOMMENDED BY with	China	Registered	16935305	13-May-2015	16935305	14-Jul-2016	35
	Amelia Face Logo

79.	RECOMMENDED BY with	China	Registered	19454817	29-Mar-2016	19454817	07-May-2017	42
	Amelia Face Logo

80.	RECOMMENDED BY with	European	Registered	13463419	17-Nov-2014	13463419	30-Mar-2015	9, 35,
	Amelia Face Logo	Union						42

81.	RECOMMENDED BY with	India	Registered	2843636	17-Nov-2014	2843636	23-Oct-2017	9, 35
	Amelia Face Logo

82.	RECOMMENDED BY with	Israel	Registered	271118	30-Dec-2014	271118	02-Jan-2017	9, 35
	Amelia Face Logo

83.	RECOMMENDED BY with	Japan	Registered	201496872	17-Nov-2014	5783217	31-Jul-2015	9, 35
	Amelia Face Logo

84.	RECOMMENDED BY with	Mexico	Registered	1549553	14-Nov-2014	1521704	12-Mar-2015	9
	Amelia Face Logo

	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
85.	RECOMMENDED BY with	Mexico	Registered	1549556	14-Nov-2014	1530070	16-Apr-2015	35
	Amelia Face Logo

86.	RECOMMENDED BY with	Singapore	Registered	40201500783U	18-Nov-2014	40201500783U	04-Jun-2015	9, 35
	Amelia Face Logo

87.	RECOMMENDED BY with	U.S.	Registered	86454164	13-Nov-2014	5258538	08-Aug-2017	35
	Amelia Face Logo

88.	SPHERE	U.S.	Pending	87794424	14-Feb-2018			9, 35
89.	SPHERE & Design	U.S.	Pending	87797955	14-Feb-2018			9, 35

90.	SPHERE BY OUTBRAIN & Design	U.S.	Pending	87797958	14-Feb-2018	9, 35

91.	SPHERE BY OUTBRAIN & Design	European Union	Registered	017967770	12-Oct-2018	017967770	26-Feb-2018	9, 35

92.	SPHERE BY OUTBRAIN & Design	Japan	Pending	2018-128510	15-Oct-2018	9, 35

93.	SPHERE BY OUTBRAIN & Design	U.S.	Pending	88076720	13-Aug-2018	9, 35

94.	YOU ARE WHAT YOU	Argentina	Registered	3461867	02-Dec-2015	2853019	25-Nov-2016	9
	RECOMMEND
95.	YOU ARE WHAT YOU	Argentina	Registered	3461868	02-Dec-2015	2853020	25-Nov-2016	35
	RECOMMEND
96.	YOU ARE WHAT YOU	Australia	Registered	1706323	09-Jul-2015	1706323	15-Jan-2016	9, 35
	RECOMMEND
97.	YOU ARE WHAT YOU	Brazil	Registered	910355304	02-Dec-2015	910355304	14-Feb-2018	9
	RECOMMEND
98.	YOU ARE WHAT YOU	Brazil	Registered	910355363	02-Dec-2015	910355363	14-Feb-2018	35
	RECOMMEND
99.	YOU ARE WHAT YOU	Costa Rica	Registered	20150011598	02-Dec-2015	251839	29-Apr-2016	9, 35
	RECOMMEND
100.	YOU ARE WHAT YOU	European	Registered	14349005	09-Jul-2015	14349005	03-Nov-2015	9, 35,
	RECOMMEND	Union						42
101.	YOU ARE WHAT YOU	Hong Kong	Registered	303468204	09-Jul-2015	303468204	18-Feb-2016	9, 35
	RECOMMEND
102.	YOU ARE WHAT YOU	India	Registered	3112931	02-Dec-2015	3112931	15-Dec-2017	9, 35
	RECOMMEND
103.	YOU ARE WHAT YOU	Israel	Registered	280438	02-Dec-2015	280438	09-Apr-2018	9, 35
	RECOMMEND
104.	YOU ARE WHAT YOU	Japan	Registered	1185782015	02-Dec-2015	5863021	01-Jul-2016	9, 35
	RECOMMEND
105.	YOU ARE WHAT YOU	Mexico	Registered	1635199	20-Jul-2015	1597564	19-Dec-2015	9
	RECOMMEND
106.	YOU ARE WHAT YOU	Mexico	Registered	1635200	20-Jul-2015	1663871	12-Aug-2016	35
	RECOMMEND
107.	YOU ARE WHAT YOU	New Zealand	Registered	1023064	10-Jul-2015	1023064	12-Jan-2016	9, 35
	RECOMMEND
108.	YOU ARE WHAT YOU	Singapore	Registered	40201521159X	02-Dec-2015	40201521159X	01-Jun-2016	9, 35
	RECOMMEND
109.	YOU ARE WHAT YOU	So. Korea	Registered	4520150011033	02-Dec-2015	4569325	11-Nov-2016	9, 35
	RECOMMEND

	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
110.	YOU ARE WHAT YOU	South Africa	Registered	201534740	02-Dec-2015	201534740	31-May-2018	9
	RECOMMEND
111.	YOU ARE WHAT YOU	South Africa	Registered	201534741	02-Dec-2015	201534741	31-May-2018	35
	RECOMMEND
112.	YOU ARE WHAT YOU	U.S.	Registered	86649618	02-Jun-2015	5032852	30-Aug-2017	9, 35
	RECOMMEND
	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
113.	ZEMANTA	Australia	Registered	1988420	08-Feb-2019	1988420	16-Sep-2019	42
114.	ZEMANTA	Brazil	Registered	916707105	08-Feb-2019	916707105	22-Oct-2019	42
115.	ZEMANTA	Canada	Pending	1945223	08-Feb-2019			42
116.	ZEMANTA	China	Registered	36304890	08-Feb-2019	36304890	07-Nov-2019	42
117.	ZEMANTA	European Union	Registered	018020862	08-Feb-2019	018020862	25-Jun-2019	42
118.	ZEMANTA	Hong Kong	Registered	304824955	08-Feb-2019	304824955	10-Jul-2019	42
119.	ZEMANTA	Israel	Registered	313495	08-Feb-2019	313495	02-Dec-2019	42
120.	ZEMANTA	Japan	Allowed	2019-022886	08-Feb-2019			42
121.	ZEMANTA	Mexico	Registered	2163601	08-Feb-2019	1999348	13-May-2019	42
122.	ZEMANTA	Singapore	Registered	40201902866T	08-Feb-2019	40201902866T	01-Aug-2019	42
123.	ZEMANTA	So. Korea	Registered	40-2019-20029	08-Feb-2019	40-1574509	12-Feb-2020	42
124.	ZEMANTA	UK	Registered	3373814	08-Feb-2019	3373814	26-Apr-2019	42
125.	ZEMANTA	U.S.	Registered	88072287	08-Aug-2019	5848811	03-Sep-2019	42
	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
1.	L Design	European	Registered	014522031	28-Aug-2015	014522031	04-May-2016	9, 16,
		Union						35, 38, 41, 42, 45

		Base of
		IR No
		1318200
2.	L Design	Switzerland	Registered			1318200	24-Feb-2016	9, 16,
		Designation						35, 38, 41, 42, 45

		IR No
		1318200
		Int’l Reg
		(Madrid)
		Base: EU
		Designations:
		U.S.,
		Switzerland,
		Turkey
3.	L Design	Turkey	Registered			1318200	24-Feb-2016	9, 16,
		Designation						35, 38, 41, 42, 45

		IR No
		1318200
		Int’l Reg
		(Madrid)
		Base: EU
		Designations:
		U.S.,
		Switzerland,
		Turkey
4.	L Design	U.S.	Registered	79195803	24-Feb-2016	5488605	12-Jun-2018	9, 16,
		Designation						35, 38, 41, 42, 45

		IR No
		1318200
		Int’l Reg
		(Madrid)
		Base: EU
		Designations:
		U.S.,
		Switzerland,
		Turkey

	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
5.	L LIGATUS & Design	European	Registered	014522049	28-Aug-2015	014522049	13-Apr-2017	9, 16,
		Union						35, 38, 41, 42, 45

		Base of
		IR No
		1316654
6.	L LIGATUS & Design	Switzerland	Registered			1316654	24-Feb-2016	9, 16,
		Designation						35, 38, 41, 42, 45

		IR No
		1316654
		Int’l Reg
		(Madrid)
		Base: EU
		Designations:
		U.S.,
		Switzerland,
		Turkey
7.	L LIGATUS & Design	Turkey	Registered			1316654	24-Feb-2016	9, 16,
		Designation						35, 38, 41, 42, 45

		IR No
		1316654
		Int’l Reg
		(Madrid)
		Base: EU
		Designations:
		U.S.,
		Switzerland,
		Turkey
8.	L LIGATUS & Design	U.S.	Registered	79195107	24-Feb-2016	5298720	03-Oct-2017	9, 16,
		Designation						35, 38, 41, 42, 45

		IR No
		1316654
		Int’l Reg
		(Madrid)
		Base: EU
		Designations:
		U.S.,
		Switzerland,
		Turkey
9.	LIGATUS	Canada	Allowed	1759391	14-Dec-2015			09 16
								35 36
								38 42
10.	LIGATUS	Germany	Registered	305084291	15-Feb-2005	30508429	21-Apr-2005	9, 16, 35, 36, 38, 42

11.	LIGATUS	European	Registered	004829396	28-Dec-2005	004829396	05-Apr-2007	9, 16,
		Union						35, 36,
								38, 42
		Base of
		IR No
		1225159
12.	LIGATUS	Switzerland	Registered			1225159	03-Jul-2014	9, 16,
		Designation						35, 36, 38, 42

		IR No
		1225159
		Int’l Reg
		(Madrid)
		Base: EU
		Designations:
		U.S.,
		Switzerland,
		Turkey

	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
13.	LIGATUS	Turkey	Registered			1225159	03-Jul-2014	9, 16,
		Designation						35, 36, 38, 42

		IR No
		1225159
		Int’l Reg
		(Madrid)
		Base: EU
		Designations:
		U.S.,
		Switzerland,
		Turkey
14.	LIGATUS	U.S.	Registered	79178257	23-Oct-2015`	5202120	16-May-2017	9, 16,
		Designation						35, 36, 38, 42

		IR No
		1225159
		Int’l Reg
		(Madrid)
		Base: EU
		Designations:
		U.S.,
		Switzerland,
		Turkey
15.	LIGATUS & Design	Germany	Registered	305640747	31-Oct-2005	30564074	30-Mar-2006	9, 16,
								35, 36, 38, 42
		Base of IR
		No 1239745
16.	LIGATUS & Design	European	Registered			1239745	03-Jul-2014	9, 16,
		Union Designation						35, 36, 38, 42

		IR No
		1239745
		Int’l Reg
		(Madrid)
		Base:
		Germany
		Designations:
		EU, U.S.,
		Switzerland,
		Turkey
17.	LIGATUS & Design	Switzerland	Registered			1239745	03-Jul-2014	9, 16,
		Designation						35, 36, 38, 42

		IR No
		1239745
		Int’l Reg
		(Madrid)
		Base:
		Germany
		Designations:
		EU, U.S.,
		Switzerland,
		Turkey
18.	LIGATUS & Design	Turkey	Registered			1239745	03-Jul-2014	9, 16,
		Designation						35, 36, 38, 42

		IR No
		1239745
		Int’l Reg
		(Madrid)
		Base:
		Germany
		Designations:
		EU, U.S.,
		Switzerland,
		Turkey

	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
19.	LIGATUS & Design	U.S.	Registered	79178993	23-Oct-2015`	5202125	16-May-2017	9, 16,
		Designation						35, 36, 38, 42

		IR No
		1239745
		Int’l Reg
		(Madrid)
		Base:
		Germany
		Designations:
		EU, U.S.,
		Switzerland,
		Turkey
20.	LIGATUS DIRECTADS	Germany	Registered	307569004	30-Aug-2007	30756900	28-Nov-2007	9, 35,
								38, 42,
		Base of						45
		IR No
		1241574
21.	LIGATUS DIRECTADS	European	Registered			1241574	03-Jul-2014	9, 35,
		Union						35, 38,
		Designation						42, 45

		IR No
		1241574
		Int’l Reg
		(Madrid)
		Base:
		Germany
		Designations:
		EU, Turkey
22.	LIGATUS DIRECTADS	Turkey	Registered			1241574	03-Jul-2014	9, 35,
		Designation						35, 38,
								42, 45
		IR No
		1241574
		Int’l Reg
		(Madrid)
		Base:
		Germany
		Designations:
		EU, Turkey
23.	REVENEE	Germany	Registered	3020170254490	09-Oct-2017	302017025449	19-Oct-2017	9, 16,
								35, 38,
		Base of						41, 42,
		IR No						45
		1419867
24.	REVENEE	European	Registered			1419867	05-Apr-2018	9, 16,
		Union						35, 38,
		Designation						41, 42,
								45
		IR No
		1419867
		Int’l Reg
		(Madrid)
		Base:
		Germany
		Designations:
		EU, UK,
		U.S.,
		Switzerland
25.	REVENEE	Switzerland	Registered			1419867	05-Apr-2018	9, 16,
		Designation						35, 38,
								41, 42,
		IR No						45
		1419867
		Int’l Reg
		(Madrid)
		Base:
		Germany
		Designations:
		EU, UK,
		U.S.,
		Switzerland

	Mark	Country	Status	App. No.	File Date	Reg. No.	Reg. Date	Class
26.	REVENEE	UK	Registered			1419867	05-Apr-2018	9, 16,
		Designation						35, 38,
								41, 42,
		IR No						45
		1419867
		Int’l Reg
		(Madrid)
		Base:
		Germany
		Designations:
		EU, UK,
		U.S.,
		Switzerland
27.	VEESEO	European	Registered	009192428	07-Jun-2010	009192428	02-Nov-2010	9, 35,
		Union						42, 45
		Base of
		IR No
		1231702
28.	VEESEO	Switzerland	Registered			1231702	22-Oct-2014	9, 35,
		Designation						42, 45
		IR No.

		1231702
		Int’l Reg
		(Madrid)
		Base: EU
		Designations:
		U.S.,
		Switzerland
29.	VEESEO	U.S.	Registered	79158675	22-Oct-2014	4961942	24-May-2016	9, 35,
		Designation						42, 45
		IR No.

		1231702
		Int’l Reg
		(Madrid)
		Base: EU
		Designations:
		U.S.,
		Switzerland
30.	VSEO	European	Registered	009192436	07-Jun-2010	009192436	02-Nov-2010	9, 35,
		Union						42, 45

Outbrain Patents

LS Case Number	Country	Application/ Publication/ Patent Number	Filing/ Publication/ Issue Date	Application Status	Title	Inventors	Scope	Protection	Next Steps
26136- 0003	US	13/676,471 US 2013/0132191 Al US 10,354,274	11/14/12 5/23/13 7/16/19	GRANTED No continuation application filed 20-year patent term expires in 2034	System and method for providing feed-based advertisements	Yaron Galai, David Sasson, Itai Hochman, Amit Elisha	UTILITY, CORE Generic Outbrain functionality	Provides Outbrain with core IP protection	None
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26136- 0010	US	13/956,865 N/A US10,304,081	8/1/13 N/A 5/28/19	GRANTED No continuation application filed 20-year patent term expires in 2034	Yielding content recommendations based on serving by probabilistic grade proportions	Shlomy Boshy, Yatir Ben Shlomo, Yaron Galai	UTILITY, CORE Recommendation grading process that calculates serving probabilities based on the proportion of the user, document and destination grades	Provides Outbrain with core IP protection	None

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Outbrain Patents

LS Case Number	Country	Application/ Publication/ Patent Number	Filing/ Publication/ Issue Date	Application Status	Title	Inventors	Scope	Protection	Next Steps
26136- 0011	US	14/193,900 N/A US 9,324,028	2/28/14 N/A 26/4/16	GRANTED Continuation application abandoned 20-year patent term expires in 2034	Collaborative filtering of content recommendations	Shlomy Boshy, Yaron Galai	UTILITY, CORE User activity data is used to generate connection pairs between sources and recommendations and a recommendation serving grade is calculated for each target document	Provides Outbrain with core IP protection	None
26136- 0013	US	14/266,171 N/A US 9,432,471	4/30/14 N/A 30/8/16	GRANTED Continuation application granted (0091) 20-year patent term expires in 2034	Recommendation source-related user activity calculator	Shlomy Boshy, Yaron Galai	UTILITY, CORE Page views after click user engagement calculator for content recommendations	Provides Outbrain with core IP protection	None
26136- 0021	US	12/367,968 US 2009/0204478 Al US 10,269,024	2/9/09 8/13/09 23/4/19	GRANTED No continuation application filed 20-year patent term expires in 2030	Systems and methods for identifying and measuring trends in consumer content demand within vertically associated websites and related content	Paul Edward Kaib, Brent Allen Walker, Joshua Michael Hofmann, Gregg Freishtat	UTILITY, ACQUISITION Consumer vertical keywords are matched to vertical websites and the matched prospects notified to brand managers	Provides Outbrain with useful IP protection	None
26136- 0026	US	12/965,417 US 2011/0202827 Al US 10,607,235	12/10/10 8/18/11 3/31/20	GRANTED No continuation application 20-year patent term expires in 2029	Systems and methods for curating content	Gregg Freishtat, Paul Edward Kaib	UTILITY, ACQUISITION Means to access, select and distribute licensed vertical content from third party websites	Provides Outbrain with useful IP protection	None

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Outbrain Patents

LS Case Number	Country	Application/ Publication/ Patent Number	Filing/ Publication/ Issue Date	Application Status	Title	Inventors	Scope	Protection	Next Steps
26136- 0028	US	12/965,440 US 2011/0161479 Al US 9,396,485	12/10/10 6/30/13 7/19/16	GRANTED Continuation application abandoned (0090) 20-year patent term expires in 2031	Systems and methods for presenting content	Gregg S. Freishtat, Paul Edward Kaib	UTILITY, ACQUISITION Means to provide access to third party content in industry verticals to brand managers	Provides Outbrain with useful IP protection	None
26136- 0030	US	13/665,250 US 2013/0060858 Al US 10,713,666	10/31/12 3/7/13 7/14/20	GRANTED No continuation application 20-year patent term expires in 2032	Systems and methods for curating content	Gregg S. Freishtat, Paul Edward Kaib, Danny Sehr	UTILITY, ACQUISITION Means to access, select and distribute licensed vertical content from third party websites in selected web page positions	Provides Outbrain with useful IP protection	None
26136- 0034	US	14/312,948 N/A US 9,552,437	6/24/14 N/A 1/24/17	GRANTED No continuation application 20-year patent term expires in 2034	Content position recommendations	Dennis R. Mortensen, Alex Poon, Varun Vijayaraghavan	UTILITY, CORE Optimizes content recommendation placements on web page content link positions	Provides Outbrain with core IP protection	None
26136- 0038	US	14/146,279 N/A US 10,521,824	1/2/14 N/A 12/31/19	GRANTED No continuation application 20-year patent term expires in 2035	System and method for personalized content recommendations	Shlomy Boshy, Yaron Galai	UTILITY, CORE User cluster types associated with interest categories are used to generate personalized content recommendations for each user	Provides Outbrain with core IP protection	None

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LS Case Number	Country	Application/ Publication/ Patent Number	Filing/ Publication/ Issue Date	Application Status	Title	Inventors	Scope	Protection	Next Steps
26136- 0041	US	10/350,869 N/A US 7,587,381	1/24/03 N/A 9/8/09	GRANTED No continuation application 20-year patent term expires in 2024	Method for extracting a compact representation of the topical content of an electronic text	Martin Remy, Steve Nieker	UTILITY, ACQUISITION Document text is mapped and scored into content element pairs for efficient retrieval	Provides Outbrain with core IP protection	None

26136- 0043	US	14/529,667 N/A US 10,607,253	10/31/14 N/A 3/31/20	GRANTED No continuation appication 20-year patent term expires in 2037	Content title user engagement optimization	Amir Shachar, Alex Bennett, Yatir Ben Shlomo, Kevin Selhi	UTILITY, CORE Content title analysis tool to improve expected CTR	Provides Outbrain with core IP protection	None

26136- 0045	US	14/657,457 US 2015/0269488 Al US 10,165,069	3/18/14 Provisional 3/13/15 Utility 9/24/15 12/25/18	GRANTED Continuation application granted (0104) Also provides priority for granted LTV continuation application (0101) 20-year patent term expires in 2036	Provisioning personalized content recommendations	Yaron Galai, Roy Bass, Conn Doody, Yaniv Gilad, Daniel Sternlicht, Ido Tamir	UTILITY, CORE Outbrain personalization functionality	Provides Outbrain with core IP protection	None

Privileged & Confidential

Outbrain Patents

LS Case Number	Country	Application/ Publication/ Patent Number	Filing/ Publication/ Issue Date	Application Status	Title	Inventors	Scope	Protection	Next Steps
26136- 0046 through 26136- 0054	US

29/522,494,
29/522,500,
29/522,506,
29/522,526,
29/522,519,
29/522,501,
29/522,511,
29/522,515,
29/522,517
N/A

US Design Patents D743,431 D743,989 D743,990 D743,991 D744,517 D745,032 D745,033 D745,034 D745,035

			3/31/15 N/A 11/17/15 11/24/15 11/24/15 11/24/15 12/1/15 12/8/15 12/8/15 12/8/15 12/8/15	GRANTED 14-year design patent term expires in 2029	Display screen or portion thereof with graphical user interface	Savitha Thankam Pal, Roy Bass, Conn Doody, Yaniv Gilad, Daniel Sternlicht	DESIGN, CORE Outbrain recommendation widget designs (tablet)	Provides Outbrain with core IP protection	None

Privileged & Confidential

Outbrain Patents

LS Case Number	Country	Application/ Publication/ Patent Number	Filing/ Publication/ Issue Date	Application Status	Title	Inventors	Scope	Protection	Next Steps
26136- 0056 through 26136- 0073	US

29/541,937,
29/541,940,
29/541,942,
29/541,943,
29/541,946,
29/541,961,
29/541,950,
29/541,951,
29/541,953,
29/541,956,
29/541,957,
29/541,960,
29/541,967,
29/541,968,
29/541,979,
29/541,981,
29/541,984,
29/541,991
N/A

US Design Patents D759,097 D759,098 D759,099 D759,100 D759,101 D759,102 D759,103 D759,104 D759,105 D759,106 D759,107 D759,108 D759,109

			10/9/15 N/A 6/14/16	GRANTED Decision to Abandon: 29/541,946, 29/541,950, 29/541,953, 29/541,979, 29/541,981 15-year design patent term expires in 2031	Display screen or portion thereof with graphical user interface	Savitha Thankam Pal, Roy Bass, Conn Doody, Yaniv Gilad, Daniel Sternlicht	DESIGN, CORE Outbrain recommendation widget designs (mobile & desktop)	Provides Outbrain with core IP protection	None

Privileged & Confidential

Outbrain Patents

LS Case Number	Country	Application/ Publication/ Patent Number	Filing/ Publication/ Issue Date	Application Status	Title	Inventors	Scope	Protection	Next Steps
26136- 0074 through 26136- 0079 (US filings) 26136- 0084 (EU filing)	US, EU	29/548,888, 29/548,904, 29/548,907, 29/548,938, 29/548,945, 29/548,952 001446025 (EU) N/A EU 001-446025 US Design Patents D775,152 D775,153 D775,154 D775,155 D775,156 D775,157	12/17/15 N/A 2/19/16 (EU) 12/27/16 (US)	GRANTED 15-year design patent term expires in 2031	Mobile device screen or portion thereof with a graphical user interface	Ofer Perach, Uta Knablein, Amit Erental	DESIGN, CORE TopBox & BottomDrawer mobile content recommendation widgets	Provides Outbrain with core IP protection	None

26136- 0080 (US) and 26136- 86 (EU)	US, EU	29/550,819 N/A EU 001447353-1	1/7/16 (US) N/A 3/31/16 (EU) N/A (US)	US Abandoned EU GRANT 5-year EU design patent (RCD) term expires in 2021	Electronic device display or portion thereof with a graphical user interface	Shaked Simchi, Avi Solomon	DESIGN, CORE Outbrain Smart watch news notification app design	Provides Outbrain with useful IP protection in Europe	None

Privileged & Confidential

Outbrain Patents

LS Case Number	Country	Application/ Publication/ Patent Number	Filing/ Publication/ Issue Date	Application Status	Title	Inventors	Scope	Protection	Next Steps
26136- 0082 (US) and 26136- 0087 (EU)	US, EU	29/554,194 N/A US Design Patent D800,738 EU 001447361	2/9/16 (US) N/A 3/31/16 (EU) 10/24/17 (US)	US GRANT 15-year design patent term expires in 2032 EU GRANT 5-year EU design patent (RCD) term expires in 2021	Device display or portion thereof with a graphical user interface	Eric Xu, Anita Campbell	DESIGN, CORE Virtual reality content recommendation design	Provides Outbrain with useful IP protection	None

26136- 0091 (Cont. of 13)	US	15/221,032 N/A US 9,787,788	7/27/16 N/A 10/10/17	GRANTED No further continuation 20-year patent term expires in 2034	User activity measurement relating to a recommendation source	Shlomy Boshy, Yaron Galai	UTILITY, CORE Page views after click user engagement calculator for content recommendations	Provides Outbrain with core IP protection	None

Privileged & Confidential

Outbrain Patents

LS Case Number	Country	Application/ Publication/ Patent Number	Filing/ Publication/ Issue Date	Application Status	Title	Inventors	Scope	Protection	Next Steps
26136- 0092 (US) 26136- 0094 (EU)	US, EU	29/582,646 N/A US Design Patent D832,291	10/28/16 (US) N/A 11/3/16 (EU) 10/30/18 (US)	US GRANTED 15-year design patent term expires in 2033 EU GRANT 5-year EU design patent (RCD) term expires in 2021	Device display or portion thereof with a messaging graphical user interface	Savitha Pal, Yuval Ben Itzhak, Oded Regev	DESIGN, CORE Chatbot interface design	Provides Outbrain with useful IP protection	None
26136- 0099 (EU 26136- 0102)	US, EU	N/A N/A US Design Patent D850,466	11/17/17 N/A 6/4/19	US GRANTED 15-year design patent term expires in 2034 EU GRANT 5-year EU design patent (RCD) term expires in 2023	Electronic device display screen with a graphical user interface	Aynat Ben Ari, Liron Zluf, Oren Aghion, Uriel Elster	DESIGN, CORE Outbrain Smartfeed widget design	Provides Outbrain with core IP protection	None

Privileged & Confidential

Outbrain Patents

LS Case Number	Country	Application/ Publication/ Patent Number	Filing/ Publication/ Issue Date	Application Status	Title	Inventors	Scope	Protection	Next Steps
26136- 0100	US, EU	N/A N/A US Design Patent D851,674 EU 005269222-0001	11/17/17 N/A 6/18/19 EU 15/05/2018	US GRANTED 15-year design patent term expires in 2034 EU GRANT 5-year EU design patent (RCD) term expires in 2023	Display screen or portion thereof with graphical user interface	Roy Bass, Jonathan Sellam, Ela Eldar Raskin	DESIGN, CORE Outbrain video widget animation design	Provides Outbrain with core IP protection	None
26136- 0101	US	N/A U520190058770A 1 US 10,785,332	10/24/18 2/21/19 9/22/20	Granted Continuation -In-Part of 0045 No further continuation application 20-year patent term expires in 2040	User lifetime revenue allocation associated with provisioned content recommendations	Yaron Galai, Ronny Lempel, Sagiv Gurevitch, Sonya Lieberman, Ido Tamir, Roy Bass, Conn Doody, Yaniv Gilad, Daniel Sternlicht, Elad Bar, Carmel Bregman, Danny Rosenstein, Ilan Orlov	UTILITY, CORE Outbrain LTV functionality and revenue model	Provides Outbrain with core IP protection	None

Privileged & Confidential

Outbrain Patents

LS Case Number	Country	Application/ Publication/ Patent Number	Filing/ Publication/ Issue Date	Application Status	Title	Inventors	Scope	Protection	Next Steps
26136- 0104 (Cont of 45)	US	N/A US20180375949A 1 US 10,693,981	8/31/18 12/27/18 6/23/20	GRANTED No further continuation application 20-year patent term expires in 2040	Provisioning personalized content recommendations	Yaron Galai, Roy Bass, Colin Doody, Yaniv Gilad, Daniel Sternlicht, Ido Tamir	UTILITY, CORE Outbrain personalization functionality	Provides Outbrain with core IP protection	None

26136- 0106 0114 EU	US, EU	N/A N/A US Design Patent D871,436	10/25/18 N/A 12/31/19	GRANTED 15-year design patent term expires in 2034 EU GRANT 5-year EU design patent (RCD) term expires in 2023	Mobile device display or portion thereof with a graphical user interface	Yaron Galai, Asaf Harari, Aynat Ben Ari	DESIGN, CORE Outbrain LTV widget design	Provides Outbrain with core IP protection	None
26136- 0108	US	17/109,857 N/A N/A	12/2/20	PENDING	Provisioning serendipitous content recommendations in a targeted content zone	Ido Tamir	UTILITY, CORE Generation and zoning of serendipitous recommendations for optimal user content discovery, engagement and revenue	Provides Outbrain with core IP protection	Pending first office action

Privileged & Confidential

Outbrain Patents

LS Case Number	Country	Application/ Publication/ Patent Number	Filing/ Publication/ Issue Date	Application Status	Title	Inventors	Scope	Protection	Next Steps
26136- 0113 26136- 0115 26136- 0116 26136- 0119 26136- 0120	US, EU	N/A	05/23/19 N/A N/A	US GRANTED 15-year design patent term expires in 2036 EU RCD GRANTED	Display screen or portion thereof with graphical user interface	Nati Berkover, Hadas Ozer, Amit Elisha, Sagiv Gurevitch	DESIGN, CORE Smartfeed Timeline Card Design & Variant	Provides Outbrain with core IP protection	None

Privileged & Confidential

To: Silicon Valley Bank	Perfection Certificate

Exhibit A

IRS Form W9

See attached.

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

Outbrain Inc.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☑ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

39 West 13th St 3rd Fl

6 City, state, and ZIP code

New York NY 10011

Requester's name and address (optional)

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

2 0 – 5 3 9 1 6 2 9

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** DocuSigned by: Barry Schofield 74021E70757458... **Date ▶** 3/27/2020

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

3/27/2020 DocuSign Envelope ID: D601DA71-6BCC-41AE-86B1-3E1E853E9B92 DocuSign Envelope ID: 3080D40B-F9EB-4DFC-A6FC-1084448076BA

Form W-9 (Rev. 10-2018) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

DocuSign Envelope ID: D601DA71-6BCC-41AE-86B1-3E1E853E9B92 DocuSign Envelope ID: 3080D40B-F9EB-4DFC-A6FC-1084448076BA